Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Adal Group, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned of the Company, certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (i) The Report fully complies, in all material respects, with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ Nicholas A. Shrager
                                       -----------------------
                                       Nicholas A. Shrager
                                       Chief Executive Officer
                                       May 19, 2006


                                       /s/ Stephen Goodacre
                                       --------------------
                                       Stephen Goodacre
                                       Chief Financial Officer
                                       May 19, 2006


This Certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request. This written statement shall not be deemed to be "filed" as part of the annual report on Form 10-KSB that it accompanies.